Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Community Bank Shares of Indiana, Inc. (the "Company") for the quarter ended September 30, 2006, I, Paul A Chrisco, Chief Financial Officer of Community Bank Shares of Indiana, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) Such Form 10-Q for the quarter ended September 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-Q for the quarter ended September 30, 2006 fairly presents, in all material respects, the financial condition and results of operation of the Company.


By:  /s/ Paul A. Chrisco
   ----------------------------------
   Paul A. Chrisco
   Senior Vice-President,
           Chief Financial Officer

Date: November 14, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification shall not be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.


                                     --43--